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                                                                      EXHIBIT 24
                                                                      ----------
          UNION PACIFIC RAILROAD COMPANY AND CONSOLIDATED SUBSIDIARY
                            AND AFFILIATE COMPANIES


                              Powers of Attorney



I, the undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                             /s/ PHILIP F. ANSCHUTZ
                                             ----------------------
                                               Philip F. Anschutz


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                             /s/ ROBERT P. BAUMAN
                                             --------------------
                                                Robert P. Bauman


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                             /s/ RICHARD B. CHENEY
                                             ---------------------
                                                Richard B. Cheney


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                             /s/ E. VIRGIL CONWAY
                                             --------------------
                                               E. Virgil Conway
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I, the undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                             /s/ THOMAS J. DONOHUE
                                             ---------------------
                                                Thomas J. Donohue


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                             /s/ SPENCER F. ECCLES
                                             ---------------------
                                               Spencer F. Eccles


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                             /s/ IVOR J. EVANS
                                             -----------------
                                               Ivor J. Evans


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                             /s/ ELBRIDGE T. GERRY, JR.
                                             --------------------------
                                                Elbridge T. Gerry, Jr.

I, the undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


                                             /s/ JUDITH RICHARDS HOPE
                                             ------------------------
                                                Judith Richards Hope
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I, the undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                             /s/ RICHARD J. MAHONEY
                                             ----------------------
                                               Richard J. Mahoney


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                             /s/ JAMES A. SHATTUCK
                                             ---------------------
                                               James A. Shattuck


I, the undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Railroad), do hereby appoint each of James R. Young, Carl W. von Bernuth and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Railroad's Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                             /s/ RICHARD D. SIMMONS
                                             ----------------------
                                               Richard D. Simmons